Exhibit 99.1
FOR IMMEDIATE RELEASE
NOVEMBER 4, 2010

Contact Information Below

CORELOGIC REPORTS THIRD QUARTER 2010 NET LOSS OF
$93.4 MILLION, OR $0.80 PER SHARE, ON REVENUE OF $484.3 MILLION

RESULTS INCLUDE NON-CASH IMPAIRMENT CHARGE OF $174.0 MILLION ON THE CARRYING VALUE OF EMPLOYER AND LITIGATION SERVICES BUSINESSES

PRE-TAX LOSS OF $123.2 MILLION; ADJUSTED PRE-TAX INCOME1 OF $78.2 MILLION; ADJUSTED EBITDA1 OF $116.0 MILLION

•	Third quarter revenues totaled $484.3 million, compared to $468.3 million in the second quarter of 2010 and $469.8 million in the third quarter of 2009.

•	Third quarter adjusted revenues1 totaled $506.7 million, compared to $479.1 million in the second quarter of 2010 and $490.8 million in the third quarter of 2009.

•	Growth in flood data services led revenue gains and improved profitability in the Business and Information Services segment.

•	Growth in mortgage credit reporting volumes and risk and fraud analytical products led revenue gains and improved profitability in the Data and Analytics segment.

•	Subsequent to September 30, 2010, CoreLogic entered into a definitive agreement to acquire a controlling interest in RealtyBid International, LLC, a leading online REO auction site.

•	CoreLogic announces its intent to repurchase up to $100 million in common stock between November 4, 2010 and December 31, 2011.

Santa Ana, Calif., November 4, 2010 – CoreLogic (NYSE:CLGX) today announced a net loss of $93.4 million for the quarter ended September 30, 2010 compared with net income of $24.4 million in the second quarter of 2010 and net income of $55.4 million in the third quarter of 2009.  Diluted earnings per share was a loss of $0.80, compared with income of $0.22 in the second quarter of 2010 and income of $0.59 in the third quarter of 2009.

As part of the previously announced marketing process for our employer and litigation services businesses, the company concluded that the goodwill of the employer and litigation services businesses

1 This is a non-GAAP measure. For a discussion and reconciliation of non-GAAP measures to the GAAP equivalent, see page 6 and following.

was impaired as of September 30, 2010.  Accordingly, the company recorded an impairment charge of $174.0 million for the third quarter.

Anand Nallathambi, President and Chief Executive Officer, commented on the quarter: “In our first full quarter as an independent company, CoreLogic delivered significant revenue and EBITDA growth, improved our business mix and profitability, and announced our intent to repurchase up to $100 million of common stock.”

Continuing on, Nallathambi added:  “we believe that continued investment in new products, expansion of our capabilities through targeted acquisitions and growing demand for our analytical and advisory services should enable us to deliver significant value to our shareholders over the next several years.”

FINANCIAL SUMMARY

($ millions)	3Q10	2Q10	3Q09
Total revenue (excludes equity in earnings of affiliates)	$484.3	$468.3	$469.8
Business and Information Services	229.6	228.1	227.7
Data and Analytics	183.4	178.3	166.9
Employer, Legal and Marketing	77.9	66.1	69.7
Corporate and Eliminations	(6.6)	(4.2)	5.6
Total operating expenses	$600.6	$442.8	$439.4
Business and Information Services	192.2	189.3	199.4
Data and Analytics	144.6	144.2	135.7
Employer, Legal and Marketing	246.7	69.6	65.2
Corporate and Eliminations	17.0	39.7	39.2
Total pretax income / margin (%)	$(123.2) / NM	$10.8 / 2%	$23.4 / 5%
Business and Information Services	55.9 / 24%	51.8 / 23%	48.0 / 21%
Data and Analytics	42.4 / 23%	35.2 / 20%	34.5 / 21%
Employer, Legal and Marketing	(170.5) / NM	(3.6) / NM	4.7 / 7%
Corporate and Eliminations	(51.1) / NM	(72.6) / NM	(63.8) / NM
Adjusted pretax income / margin (%)2	$78.2 / 15%	$69.3 / 14%	$73.8 / 15%
Business and Information Services	57.0 / 23%	53.3 / 22%	48.6 / 20%
Data and Analytics	42.7 / 23%	35.3 / 20%	35.2 / 21%
Employer, Legal and Marketing	5.1 / 7%	1.3 / 2%	4.9 / 7%
Corporate and Eliminations	(26.6) / NM	(20.5) / NM	(14.9) / NM
Cash on balance sheet	$327	$395	Intentionally left blank
Total debt outstanding	$531	$617	Intentionally left blank

2 This is a non-GAAP measure. For a discussion and reconciliation of non-GAAP measures to the GAAP equivalent, see page 6 and following.

BUSINESS SEGMENT RESULTS 3

($ millions)	3Q10	2Q10	3Q09
Total adjusted revenue4	$506.7	$479.1	$490.8
Business and Information Services	247.9	242.4	245.6
Data and Analytics	187.5	179.8	169.5
Employer, Legal and Marketing	77.8	66.0	69.7
Corporate and Eliminations	(6.5)	(9.1)	6.1
Total adjusted EBITDA / margin (%)4	$116.0 / 23%	$102.8 / 21%	$108.1 / 22%
Business and Information Services	62.2 / 25%	58.6 / 24%	53.4 / 22%
Data and Analytics	56.1 / 30%	49.0 / 27%	48.9 / 29%
Employer, Legal and Marketing	10.7 / 14%	6.9 / 10%	10.8 / 15%
Corporate and Eliminations	(13.1) / NM	(11.6) / NM	(4.9) / NM

3 The discussion of segment financial results reflects the comparison of third quarter 2010 to the prior quarter’s results.
4 This is a non-GAAP measure. For a discussion and reconciliation of non-GAAP measures to the GAAP equivalent, see page 6 and following.

Buddy Piszel, Chief Financial Officer, commented on the quarter: “Our third quarter 2010 results demonstrate the earnings power and resiliency of our current business mix.  As expected, the majority of our businesses performed very well, with flood, geospatial and tax servicing volumes showing good follow-through from the second quarter and risk and fraud analytics products continuing to gain customer adoption.  While the outlook for mortgage originations in 2011 suggests some softening in refinancing volumes, targeted cost savings and our announced share repurchase program should help us defend EBITDA margins and per share results from our continuing businesses.”

BUSINESS AND INFORMATION SERVICES
Adjusted EBITDA was $62.2 million, up 6.1% compared with the prior quarter, driven by significant growth in adjusted revenues and lower operating expenses in the mortgage origination services group.

Adjusted revenues from the mortgage origination services group increased by 5.6% to $137.7 million, as continued growth in flood and geospatial services and improved results from the company’s national joint ventures more than offset adjusted revenue declines in the appraisal and tax servicing businesses.  During the third quarter, adjusted revenues from the flood and geospatial solutions businesses increased due to the continued high level of mortgage loan refinancing volumes, the closing of several large geospatial solutions contracts and increased activity in federal projects.  Adjusted revenues from the national joint ventures also increased due to higher loan application and origination volumes.  Adjusted revenues in the default and technology services group declined by 1.5% to $110.2 million, due to a lower volume of broker price opinions and default technology services compared to the previous quarter.

Adjusted EBITDA margin was 25%, up from 24% in the prior quarter.  Margin growth in the third quarter reflected higher revenues, continued cost containment efforts, and improved business mix that was more heavily weighted towards relatively high margin flood, geospatial and national joint venture businesses.

DATA AND ANALYTICS
Adjusted EBITDA was $56.1 million, up 14.5% compared with the prior quarter, driven by higher adjusted revenues from fraud and income verification products in the risk and fraud group and significant growth in adjusted revenues associated with mortgage loan credit reports in the specialty finance group.

Adjusted revenue was $187.5 million, compared with $179.8 million in the prior quarter.  Risk and fraud analytics adjusted revenues increased by 1.3% to $103.5 million, as continued high level of mortgage loan applications and originations increased demand for the company’s fraud and income verification services.  Specialty finance adjusted revenues increased by 8.1% to $84.0 million, led by higher mortgage-related credit report volumes.

Adjusted EBITDA margin was 30%, up from 27% in the prior quarter.  Adjusted EBITDA margin in the risk and fraud analytics group increased to 34% from 32% reflecting improved product mix, resulting from an increased proportion of relatively high-margin fraud and income verification products.  Adjusted EBITDA margin in the specialty finance group improved to 25% from 21% in the prior quarter, reflecting significant growth in mortgage-related credit report volumes.

EMPLOYER, LEGAL AND MARKETING SERVICES
Adjusted EBITDA was $10.7 million, up 55.1% compared with the prior quarter.  Improvements were driven by higher adjusted revenues in the employer and litigation services businesses.

Adjusted revenue was $77.8 million, compared with $66.0 million in the prior quarter.  Employer services revenues increased by 10.1% to $54.6 million, driven by continued growth in international employment screening activity.  Litigation and investigation support adjusted revenues increased compared to the prior quarter, reflecting an improvement in adjusted revenues tied to increased legal services for new clients.

Adjusted EBITDA margin was 14%, up from 10% in the prior quarter.  Significantly, all of this improvement resulted from improved adjusted revenues in the employer and litigation services businesses.

LIQUIDITY AND CAPITAL RESOURCES
As of September 30, 2010, CoreLogic had cash on balance sheet of $327.3 million, and total debt outstanding of $530.9 million.  During the quarter, CoreLogic paid down $85 million on its credit line, leaving the full $500 million available under the company’s credit facility at quarter end.

Teleconference/Webcast
The CoreLogic management team will host a live webcast and conference call on Thursday, November 4, 2010, at 2:00 p.m. Pacific time (5:00 p.m. Eastern time) to discuss third quarter 2010 financial results. All interested parties are invited to listen to the live event via webcast on the CoreLogic website at http://investor.corelogic.com. The discussion is also available through dial-in number 1-866-804-6923 for U.S./Canada participants or 857-350-1669 for international participants using Conference ID 84254064.

A replay of the webcast will be available on the CoreLogic investor website for 30 days and also through the conference call number 1-888-286-8010 for U.S./Canada participants or 617-801-6888 for international participants using Conference ID 47397448.

Additional detail on the company’s third quarter financial results is included in the quarterly supplement, available on the Investor Relations page at http://investor.corelogic.com.

About CoreLogic
CoreLogic (NYSE:CLGX) is a leading provider of consumer, financial and property information, analytics and services to business and government. The company combines public, contributory and proprietary data to develop predictive and decision analytics and provide business services that bring dynamic insight and transparency to the markets it serves. CoreLogic has built the largest U.S. real estate, mortgage application, fraud, and loan performance databases and is a leading provider of mortgage and automotive credit reporting, property tax information, valuation, flood determination and geospatial analytics and services. More than one million users rely on CoreLogic to assess risk, support underwriting, investment and marketing decisions, prevent fraud, and improve business performance in their daily operations. Formerly the information solutions group of The First American Corporation, CoreLogic began trading under the ticker CLGX on the NYSE on June 2, 2010. The company, headquartered in Santa Ana, Calif., has more than 10,000 employees globally with 2009 revenues of $2 billion. For more information visit www.corelogic.com.

Web Site Disclosure
CoreLogic posts information of interest to investors at http://investor.corelogic.com.

Certain statements made in this press release are forward-looking statements within the meaning of the federal securities laws, including but not limited to those related to the company’s outlook, performance and strategy for 2010, the company’s intended share repurchases and the impact thereof, the potential sale of the employer, investigative and litigation services businesses and the impact thereof, and the company’s intended acquisition strategy. These forward-looking statements may contain the words “believe,” “anticipate,” “expect,” “plan,” “predict,” “estimate,” “project,” “will be,” “will continue,” “will likely result,” or other similar words and phrases. Risks and uncertainties exist that may cause results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements are set forth in our Current Report on Form 8-K filed on June 1, 2010 and Part I, Item 1A of our most recent Annual Report on Form 10-K, as updated by our Quarterly Reports on Form 10-Q, including but not limited to:

•	limitations on access to data from external sources, including government and public record sources;

•
changes in applicable government legislation, regulations and the level of regulatory scrutiny affecting our customers or us, including with respect to consumer financial services and the use of  public records and consumer data;

•	compromises in the security of our data transmissions, including the transmission of confidential information or systems interruptions;

•	difficult conditions in the mortgage and consumer credit industry, the state of the securitization market, increased unemployment, and conditions in the economy generally;

•	our ability to bring new products to market and to protect proprietary technology rights;

•
our ability to identify purchasers and complete the sale of certain businesses on satisfactory terms or identify suitable acquisition targets, obtain necessary capital and complete such transactions on satisfactory terms;

•	our ability to realize the benefits of our off-shore strategy;

•	consolidation among our significant customers and competitors;

•	impairments in our goodwill or other intangible assets; and
•
the inability to realize the benefits of the spin-off transaction as a result of the factors described immediately above, as well as, among other factors, increased borrowing costs, competition between the resulting companies, increased operating or other expenses or the triggering of rights and obligations by the transaction or any litigation arising out of or related to the separation.

The forward-looking statements speak only as of the date they are made. The company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Use of Non-GAAP Financial Measures
This press release contains certain financial measures that are not presented in accordance with generally accepted accounting principles (GAAP), including adjusted revenue which includes equity in earnings of affiliates; adjusted EBITDA and adjusted EBITDA margin which is adjusted to exclude historical corporate expense and other adjustments, and adjusted pretax margin, which is adjusted to exclude net realized investment losses, employee separation costs and lease termination costs.  Although these exclusions represent actual losses or expenses to the company, they may mask the periodic income and financial and operating trends associated with the company’s business. To compensate for the inherent limitations of these non-GAAP measures, the company uses them in conjunction with the corresponding GAAP measures.

The company is presenting these non-GAAP financial measures because the company believes that they provide the company’s management and investors with additional insight into the operational performance of the company relative to earlier periods. The company does not intend for these non-GAAP financial measures to be a substitute for any GAAP financial information. In this press release, these non-GAAP financial measures have been presented with, and reconciled to, the most directly comparable GAAP financial measures. Investors should use these non-GAAP financial measures only in conjunction with the comparable GAAP financial measures.

Media Contact:	Investor Contact:
Bob Visini	Dan Smith
Corporate Communications	Investor Relations
CoreLogic	CoreLogic
415-536-3526	703-610-5410

(Additional Financial Data Follows)

RECONCILIATION OF AS REPORTED TO AS ADJUSTED FINANCIAL RESULTS FOR CONSOLIDATED CORELOGIC, INC.

($ thousands)	3Q10 as adjusted	2Q10 as adjusted	3Q09 as adjusted
Net Income	$(93,415)	$24,410	$55,361
Less: Discontinued Operations	0	(24,709)	(37,620)
Plus: Noncontrolling Interests	10,372	9,035	13,832
Income Tax Provision*	(17,811)	16,168	11,832
Interest Expense, Net	7,430	9,120	6,827
Depreciation & Amortization	30,317	31,864	44,979
Impairment Loss	174,000	0	0
Other Legacy FAC Corporate Costs	0	29,699	10,647
Other Adjustments	5,062	7,255	2,245

Adjusted EBITDA	$115,956	$102,841	$108,104

*Includes income tax provision associated with equity in earnings of affiliates.

RECONCILIATION OF AS REPORTED TO AS ADJUSTED FINANCIAL RESULTS FOR CONSOLIDATED CORELOGIC, INC.

($ thousands)	3Q10 as reported	3Q10 Adjustments*	3Q10 Reclass. of	3Q10 as Adjusted
			Equity in Earnings
			of Affiliates
Revenue	$484,304	$0	$22,382	$506,686
Salaries and Benefits	171,638	(1,741)	0	169,898
Other Operating	224,601	(1,697)	0	222,905
Depr. and Amort.	30,317	0	0	30,317
Impairment Loss	174,000	(174,000)	0	0
Total Operating exp.	$600,557	$(177,438)	$0	$423,120
Interest Expense, Net	7,430	0	0	7,430
Other Income	447	1,625	0	2,071
Pre-tax Income	$(123,236)	$179,062	$22,382	$78,208
Provision for Income Taxes	26,764	0	(8,953)	17,811
Equity in Earnings of Affiliates, Net of Tax	13,429	0	(13,429)	0
Income from Continuing Operations	$(83,043)	$179,062	$0	$96,019
Pre-tax margin	NM			15%
+ Adj. Interest Exp.				7,430
+ Adj. Depr. and Amort.				30,317
= Adj. EBITDA				$115,956
Adj. EBITDA Margin				23%
* Includes severance of $1,741, net realized investment losses, including investment impairment, of $1,625, spin-related costs of $1,697 and goodwill impairment charge totaling $174,000.

RECONCILIATION OF AS REPORTED TO AS ADJUSTED FINANCIAL RESULTS FOR CONSOLIDATED CORELOGIC, INC.

($ thousands)	3Q09 as Reported	3Q09 Historical	3Q09 Reclass. of	3Q09 as Adjusted
		Corporate Exp. and	Equity in Earnings
		Other Adjustments*	of Affiliates
Revenue	$469,796	$1,001	$20,002	$490,799
Salaries and Benefits	166,582	(4,890)	0	161,692
Other Operating	227,851	(7,670)	0	220,181
Depr. and Amort.	44,979	(13,127)	0	31,852
Total Operating Exp.	$439,412	$(25,687)	$0	$413,725
Interest Expense, Net	6,827	(4,329)	0	2,498
Other Income	(154)	(669)	0	(822)
Pre-tax Income	$23,403	$30,348	$20,002	$73,754
Provision for Income Taxes	(3,832)	0	(8,001)	(11,832)
Equity in Earnings of Affiliates, Net of Tax	12,001	0	(12,001)	0
Income from Continuing Operations	$31,573	$30,348	$0	$61,921
Pre-tax Margin	5%			15%
+ Adj. Interest Exp.				2,498
+ Adj. Depr. and Amort.				31,852
= Adj. EBITDA				$108,104
Adj. EBITDA Margin				22%
* Includes severance of $1,301, software impairment and facility restructuring of $2,944, net realized gains of $1,032 and legacy First American Corp. costs of $27,135.

RECONCILIATION OF AS REPORTED TO AS ADJUSTED FINANCIAL RESULTS FOR CONSOLIDATED CORELOGIC, INC.

($ thousands)	2Q10 as Reported	2Q10 Historical	2Q10 Reclass. of	2Q10 as Adjusted
		Corporate Exp. and	Equity in Earnings
		Other Adjustments*	of Affiliates
Revenue	$468,279	$(3,315)	$14,097	$479,061
Salaries and Benefits	165,537	(3,174)	0	162,363
Other Operating	245,433	(30,850)	0	214,583
Depr. and Amort.	31,864	(2,228)	0	29,636
Total Operating Exp.	$442,833	$(36,252)	$0	$406,582
Interest Expense, Net	9,120	(5,188)	0	3,932
Other Income	(5,520)	6,245	0	725
Pre-tax Income	$10,806	$44,370	$14,097	$69,273
Provision for Income Taxes	(10,530)	0	(5,639)	(16,168)
Equity in Earnings of Affiliates, Net of Tax	8,458	0	(8,458)	0
Income from Continuing Operations	$8,735	$44,370	$0	$53,105
Pre-tax Margin	2%			14%
+ Adj. Interest Exp.				3,932
+ Adj. Depr. and Amort.				29,636
= Adj. EBITDA				$102,841
Adj. EBITDA Margin				21%
* Includes severance of $1,105, an adjustment related to sales tax exposure of $4,750, loss related to closure of a national joint venture of $1,400 and legacy First American Corp. costs of $37,115.

RECONCILIATION OF AS REPORTED TO AS ADJUSTED FINANCIAL RESULTS FOR BUSINESS AND INFORMATION SERVICES

($ thousands)	3Q10 as Reported	3Q10 Adjustments*	3Q10 Reclass. of	3Q10 as Adjusted
			Equity in Earnings
			of Affiliates
Revenue	$229,602	$0	$18,304	$247,906
Salaries and Benefits	52,050	(1,100)	0	50,951
Other Operating	134,784	0	0	134,784
Depr. and Amort.	5,352	0	0	5,352
Total Operating Exp.	$192,186	$(1,100)	$0	$191,087
Interest Expense, Net	(175)	0	0	(175)
Other Income	18,336	0	(18,304)	32
Pre-tax Income	$55,926	$1,100	$0	$57,026
Pre-tax Margin	24%			23%
+ Adj. interest exp.				(175)
+ Adj. depr. and amort.				5,352
= Adj. EBITDA				$62,203
Adj. EBITDA Margin				25%
* Includes severance of $1,100.

($ thousands)	3Q09 as Reported	3Q09 Adjustments*	3Q09 Reclass. of	3Q09 as Adjusted
			Equity in Earnings
			of Affiliates
Revenue	$227,666	$0	$17,905	$245,571
Salaries and Benefits	53,866	(376)	0	53,490
Other Operating	138,885	(60)	0	138,825
Depr. and Amort.	6,601	0	0	6,601
Total Operating Exp.	$199,353	$(436)	$0	$198,917
Interest Expense, Net	(1,814)	0	0	(1,814)
Other Income	17,905	128	(17,905)	128
Pre-tax Income	$48,032	$564	$0	$48,596
Pre-tax Margin	21%			20%
+ Adj. interest exp.				(1,814)
+ Adj. depr. and amort.				6,601
= Adj. EBITDA				$53,384
Adj. EBITDA Margin				22%
* Includes severance of $376, asset impairment of $60 and net realized losses of $128.

RECONCILIATION OF AS REPORTED TO AS ADJUSTED FINANCIAL RESULTS FOR BUSINESS AND INFORMATION SERVICES

($ thousands)	2Q10 as Reported	2Q10 Adjustments*	2Q10 Reclass. of	2Q10 as Adjusted
			Equity in Earnings
			of Affiliates
Revenue	$228,064	$0	$14,305	$242,369
Salaries and Benefits	52,647	(29)	0	52,617
Other Operating	131,360	0	0	131,360
Depr. and Amort.	5,303	0	0	5,303
Total Operating Exp.	$189,309	$(29)	$0	$189,280
Interest Expense, Net	22	0	0	22
Other Income	13,090	1,400	(14,305)	185
Pre-tax Income	$51,822	$1,429	$0	$53,252
Pre-tax Margin	23%			22%
+ Adj. interest exp.				22
+ Adj. depr. and amort.				5,303
= Adj. EBITDA				$58,576
Adj. EBITDA Margin				24%
* Includes severance of $29 and loss related to closure of a national joint venture of $1,400.

RECONCILIATION OF AS REPORTED TO AS ADJUSTED FINANCIAL RESULTS FOR DATA AND ANALYTICS

($ thousands)	3Q10 as Reported	3Q10 Adjustments*	3Q10 Reclass. of	3Q10 as Adjusted
			Equity in Earnings
			of Affiliates
Revenue	$183,440	$0	$4,068	$187,508
Salaries and Benefits	53,128	(218)	0	52,910
Other Operating	78,122	0	0	78,122
Depr. and Amort.	13,386	0	0	13,386
Total Operating Exp.	$144,635	$(218)	$0	$144,418
Interest Expense, Net	46	0	0	46
Other Income	3,686	0	(4,068)	(382)
Pre-tax Income	$42,445	$218	$0	$42,662
Pre-tax Margin	23%			23%
+ Adj. interest exp.				46
+ Adj. depr. and amort.				13,386
= Adj. EBITDA				$56,094
Adj. EBITDA Margin				30%
* Includes severance of $218.

($ thousands)	3Q09 as Reported	3Q09 Adjustments*	3Q09 Reclass. of	3Q09 as Adjusted
			Equity in Earnings
			of Affiliates
Revenue	$166,909	$0	$2,552	$169,461
Salaries and Benefits	53,862	(685)	0	53,177
Other Operating	67,758	(316)	0	67,442
Depr. and Amort.	14,065	(968)	0	13,097
Total Operating Exp.	$135,685	$(1,969)	$0	$133,716
Interest Expense, Net	576	0	0	576
Other Income	3,825	(1,210)	(2,552)	64
Pre-tax Income	$34,473	$759	$0	$35,233
Pre-tax Margin	21%			21%
+ Adj. interest exp.				576
+ Adj. depr. and amort.				13,097
= Adj. EBITDA				$48,906
Adj. EBITDA Margin				29%
* Includes severance of $685, software impairments of $1,284 and net realized gains of $1,210.

RECONCILIATION OF AS REPORTED TO AS ADJUSTED FINANCIAL RESULTS FOR DATA AND ANALYTICS

($ thousands)	2Q10 as Reported	2Q10 Adjustments*	2Q10 Reclass. of	2Q10 as Adjusted
			Equity in Earnings
			of Affiliates
Revenue	$178,331	$0	$1,496	$179,827
Salaries and Benefits	53,239	(134)	0	53,105
Other Operating	77,753	0	0	77,753
Depr. and Amort.	13,249	0	0	13,249
Total Operating Exp.	$144,242	$(134)	$0	$144,108
Interest Expense, Net	404	0	0	404
Other Income	1,496	0	(1,496)	0
Pre-tax Income	$35,181	$134	$0	$35,316
Pre-tax Margin	20%			20%
+ Adj. interest exp.				404
+ Adj. depr. and amort.				13,249
= Adj. EBITDA				$48,969
Adj. EBITDA Margin				27%
* Includes severance of $134.

RECONCILIATION OF AS REPORTED TO AS ADJUSTED FINANCIAL RESULTS FOR EMPLOYER, LEGAL AND MARKETING SERVICES

($ thousands)	3Q10 as Reported	3Q10 Adjustments*	3Q10 Reclass. of	3Q10 as Adjusted
			Equity in Earnings
			of Affiliates
Revenue	$77,857	$0	$(78)	$77,779
Salaries and Benefits	26,510	(3)	0	26,507
Other Operating	40,537	0	0	40,537
Depr. and Amort.	5,688	0	0	5,688
Impairment Loss	174,000	(174,000)	0	0
Total Operating Exp.	$246,735	$(174,003)	$0	$72,732
Interest Expense, Net	(43)	0	0	(43)
Other Income	(1,703)	1,625	78	0
Pre-tax Income	$(170,538)	$175,628	$0	$5,090
Pre-tax Margin	NM			7%
+ Adj. interest exp.				(43)
+ Adj. depr. and amort.				5,688
= Adj. EBITDA				$10,735
Adj. EBITDA Margin				14%
* Includes severance of $3, net realized investment losses, including investment impairment, of $1,625 and goodwill impairment charge totaling $174,000.

($ thousands)	3Q09 as Reported	3Q09 Adjustments*	3Q09 Reclass. of	3Q09 as Adjusted
			Equity in Earnings
			of Affiliates
Revenue	$69,666	$0	$0	$69,666
Salaries and Benefits	24,355	(156)	0	24,199
Other Operating	34,763	0	0	34,763
Depr. and Amort.	6,044	0	0	6,044
Total Operating Exp.	$65,162	$(156)	$0	$65,007
Interest Expense, Net	(157)	0	0	(157)
Other Income	0	49	0	49
Pre-tax Income	$4,661	$205	$0	$4,866
Pre-tax Margin	7%			7%
+ Adj. interest exp.				(157)
+ Adj. depr. and amort.				6,044
= Adj. EBITDA				$10,754
Adj. EBITDA Margin				15%
* Includes severance of $156 and net realized losses of $49.

RECONCILIATION OF AS REPORTED TO AS ADJUSTED FINANCIAL RESULTS FOR EMPLOYER, LEGAL AND MARKETING SERVICES

($ thousands)	2Q10 as Reported	2Q10 Adjustments*	2Q10 Reclass. of	2Q10 as Adjusted
			Equity in Earnings
			of Affiliates
Revenue	$66,113	$0	$(104)	$66,009
Salaries and Benefits	24,524	(76)	0	24,448
Other Operating	39,385	(4,750)	0	34,635
Depr. and Amort.	5,689	0	0	5,689
Total Operating Exp.	$69,597	$(4,826)	$0	$64,772
Interest Expense, Net	(14)	0	0	(14)
Other Income	(104)	0	104	0
Pre-tax Income	$(3,574)	$4,826	$0	$1,252
Pre-tax Margin	NM			2%
+ Adj. interest exp.				(14)
+ Adj. depr. and amort.				5,689
= Adj. EBITDA				$6,926
Adj. EBITDA Margin				10%
* Includes severance of $76 and historical sales tax exposure of $4,750.

RECONCILIATION OF AS REPORTED TO AS ADJUSTED FINANCIAL RESULTS FOR CORPORATE

($ thousands)	3Q10 as Reported	3Q10 Adjustments*	3Q10 Reclass. of	3Q10 as Adjusted
			Equity in Earnings
			of Affiliates**
Revenue	$(6,595)	$0	$89	$(6,506)
Salaries and Benefits	39,950	(421)	0	39,530
Other Operating	(28,842)	(1,697)	0	(30,538)
Depr. and Amort.	5,891	0	0	5,891
Total Operating Exp.	$17,000	$(2,117)	$0	$14,883
Interest Expense, Net	7,602	0	0	7,602
Other Income	(19,872)	0	22,293	2,421
Pre-tax Income	$(51,069)	$2,117	$22,382	$(26,570)
Pre-tax Margin	N/M			N/M
+ Adj. interest exp.				7,602
+ Adj. depr. and amort.				5,891
= Adj. EBITDA				$(13,076)
Adj. EBITDA Margin				N/M
* Includes severance of $421 and spin-related costs of $1,697. ** Includes reclassification of equity in earnings.

($ thousands)	3Q09 as Reported	3Q09 Historical	3Q09 Reclass. of	3Q09 as Adjusted
		Corp. Expense and	Equity in Earnings
		Other Adjustments*	of Affiliates**
Revenue	$5,554	$1,001	$(454)	$6,101
Salaries and Benefits	34,499	(3,673)	0	30,826
Other Operating	(13,555)	(7,294)	0	(20,849)
Depr. and Amort.	18,269	(12,159)	0	6,109
Total Operating Exp.	$39,212	$(23,127)	$0	$16,086
Interest Expense, Net	8,222	(4,329)	0	3,893
Other Income	(21,884)	364	20,456	(1,064)
Pre-tax Income	$(63,764)	$28,820	$20,002	$(14,941)
Pre-tax Margin	N/M			N/M
+ Adj. interest exp.				3,893
+ Adj. depr. and amort.				6,109
= Adj. EBITDA				$(4,939)
Adj. EBITDA Margin				N/M
* Includes severance of $84, facility restructuring of $1,600 and legacy First American Corp. costs of $27,135. ** Includes reclassification of equity in earnings.

RECONCILIATION OF AS REPORTED TO AS ADJUSTED FINANCIAL RESULTS FOR CORPORATE

($ thousands)	2Q10 as Reported	2Q10 Historical d	2Q10 Reclass. of	2Q10 as Adjusted
		Corp. Expense an	Equity in Earnings
		Other Adjustments*	of Affiliates**
Revenue	$(4,229)	$(3,315)	$(1,600)	$(9,144)
Salaries and Benefits	35,127	(2,934)	0	32,192
Other Operating	(3,065)	(26,100)	0	(29,165)
Depr. and Amort.	7,623	(2,228)	0	5,395
Total Operating Exp.	$39,685	$(31,262)	$0	$8,423
Interest Expense, Net	8,708	(5,188)	0	3,520
Other Income	(20,001)	4,845	15,697	541
Pre-tax Income	$(72,623)	$37,980	$14,097	$(20,546)
Pre-tax Margin	N/M			N/M
+ Adj. interest exp.				3,520
+ Adj. depr. and amort.				5,395
= Adj. EBITDA				$(11,631)
Adj. EBITDA Margin				N/M
* Includes severance of $865 and legacy First American Corp. costs of $37,115. ** Includes reclassification of equity in earnings.

RECONCILIATION OF AS REPORTED TO AS ADJUSTED FINANCIAL RESULTS FOR MORTGAGE ORIGINATION SERVICES GROUP

($ thousands)	3Q10 as Reported	3Q10 Adjustments*	3Q10 Reclass. of	3Q10 as Adjusted
			Equity in Earnings
			of Affiliates
Revenue	$119,511	$0	$18,183	$137,694
Salaries and Benefits	37,461	(998)	0	36,463
Other Operating	59,773	0	0	59,773
Depr. and Amort.	3,793	0	0	3,793
Total Operating Exp.	$101,027	$(998)	$0	$100,029
Interest Expense, Net	(174)	0	0	(174)
Other Income	18,215	0	(18,183)	32
Pre-tax Income	$36,874	$998	$0	$37,871
Pre-tax Margin	31%			28%
+ Adj. interest exp.				(174)
+ Adj. depr. and amort.				3,793
= Adj. EBITDA				$41,490
Adj. EBITDA Margin				30%
* Includes severance of $998.

($ thousands)	3Q09 as Reported	3Q09 Adjustments*	3Q09 Reclass. of	3Q09 as Adjusted
			Equity in Earnings
			of Affiliates
Revenue	$119,770	$0	$17,796	$137,566
Salaries and Benefits	39,402	(258)	0	39,144
Other Operating	63,286	(60)	0	63,226
Depr. and Amort.	4,686	0	0	4,686
Total Operating Exp.	$107,374	$(318)	$0	$107,056
Interest Expense, Net	(1,817)	0	0	(1,817)
Other Income	17,796	118	(17,796)	118
Pre-tax Income	$32,010	$436	$0	$32,445
Pre-tax Margin	27%			24%
+ Adj. interest exp.				(1,817)
+ Adj. depr. and amort.				4,686
= Adj. EBITDA				$35,314
Adj. EBITDA Margin				26%
* Includes severance of $258, asset write-offs of $60 and net realized losses of $118.

RECONCILIATION OF AS REPORTED TO AS ADJUSTED FINANCIAL RESULTS FOR MORTGAGE ORIGINATION SERVICES GROUP

($ thousands)	2Q10 as Reported	2Q10 Adjustments*	2Q10 Reclass. of	2Q10 as Adjusted
			Equity in Earnings
			of Affiliates
Revenue	$116,473	$0	$13,971	$130,444
Salaries and Benefits	39,626	(11)	0	39,615
Other Operating	58,772	0	0	58,772
Depr. and Amort.	3,692	0	0	3,692
Total Operating Exp.	$102,090	$(11)	$0	$102,079
Interest Expense, Net	23	0	0	23
Other Income	12,756	1,400	(13,971)	185
Pre-tax Income	$27,116	$1,411	$0	$28,527
Pre-tax Margin	23%			22%
+ Adj. interest exp.				23
+ Adj. depr. and amort.				3,692
= Adj. EBITDA				$32,242
Adj. EBITDA Margin				25%
* Includes severance of $11 and loss related to closure of national joint venture of $1,400.

RECONCILIATION OF AS REPORTED TO AS ADJUSTED FINANCIAL RESULTS FOR DEFAULT AND TECHNOLOGY SERVICES GROUP

($ thousands)	3Q10 as Reported	3Q10 Adjustments*	3Q10 Reclass. of	3Q10 as Adjusted
			Equity in Earnings
			of Affiliates
Revenue	$110,091	$0	$120	$110,211
Salaries and Benefits	14,589	(102)	0	14,487
Other Operating	75,011	0	0	75,011
Depr. and Amort.	1,559	0	0	1,559
Total Operating Exp.	$91,159	$(102)	$0	$91,057
Interest Expense, Net	0	0	0	0
Other Income	120	0	(120)	0
Pre-tax Income	$19,052	$102	$0	$19,154
Pre-tax Margin	17%			17%
+ Adj. interest exp.				0
+ Adj. depr. and amort.				1,559
= Adj. EBITDA				$20,713
Adj. EBITDA Margin				19%
* Includes severance of $102.

($ thousands)	3Q09 as Reported	3Q09 Adjustments*	3Q09 Reclass. of	3Q09 as Adjusted
			Equity in Earnings
			of Affiliates
Revenue	$107,896	$0	$109	$108,005
Salaries and Benefits	14,465	(118)	0	14,346
Other Operating	75,599	0	0	75,599
Depr. and Amort.	1,915	0	0	1,915
Total Operating Exp.	$91,979	$(118)	$0	$91,861
Interest Expense, Net	3	0	0	3
Other Income	109	10	(109)	10
Pre-tax Income	$16,023	$128	$0	$16,151
Pre-tax Margin	15%			15%
+ Adj. interest exp.				3
+ Adj. depr. and amort.				1,915
= Adj. EBITDA				$18,069
Adj. EBITDA Margin				17%
* Includes severance of $118 and net realized losses of $10.

RECONCILIATION OF AS REPORTED TO AS ADJUSTED FINANCIAL RESULTS FOR DEFAULT AND TECHNOLOGY SERVICES GROUP

($ thousands)	2Q10 as Reported	2Q10 Adjustments*	2Q10 Reclass. of	2Q10 as Adjusted
			Equity in Earnings
			of Affiliates
Revenue	$111,590	$0	$334	$111,924
Salaries and Benefits	13,021	(18)	0	13,002
Other Operating	72,588	0	0	72,588
Depr. and Amort.	1,610	0	0	1,610
Total Operating Exp.	$87,219	$(18)	$0	$87,200
Interest Expense, Net	0	0	0	0
Other Income	334	0	(334)	0
Pre-tax Income	$24,706	$18	$0	$24,725
Pre-tax Margin	22%			22%
+ Adj. interest exp.				0
+ Adj. depr. and amort.				1,610
= Adj. EBITDA				$26,334
Adj. EBITDA Margin				24%
* Includes severance of $18.

RECONCILIATION OF AS REPORTED TO AS ADJUSTED FINANCIAL RESULTS FOR RISK AND FRAUD ANALYTICS GROUP

($ thousands)	3Q10 as Reported	3Q10 Adjustments*	3Q10 Reclass. of	3Q10 as Adjusted
			Equity in Earnings
			of Affiliates
Revenue	$101,270	$0	$2,200	$103,470
Salaries and Benefits	35,117	(18)	0	35,099
Other Operating	32,969	0	0	32,969
Depr. and Amort.	10,310	0	0	10,310
Total Operating Exp.	$78,396	$(18)	$0	$78,378
Interest Expense, Net	29	0	0	29
Other Income	1,818	0	(2,200)	(382)
Pre-tax Income	$24,662	$18	$0	$24,680
Pre-tax Margin	24%			24%
+ Adj. interest exp.				29
+ Adj. depr. and amort.				10,310
= Adj. EBITDA				$35,020
Adj. EBITDA Margin				34%
* Includes severance of $18.

($ thousands)	3Q09 as Reported	3Q09 Adjustments*	3Q09 Reclass. of	3Q09 as Adjusted
			Equity in Earnings
			of Affiliates
Revenue	$95,414	$0	$373	$95,786
Salaries and Benefits	34,478	(3)	0	34,475
Other Operating	31,984	(316)	0	31,668
Depr. and Amort.	10,892	(968)	0	9,924
Total Operating Exp.	$77,354	$(1,287)	$0	$76,067
Interest Expense, Net	576	0	0	576
Other Income	2,385	(1,949)	(373)	63
Pre-tax Income	$19,869	$(662)	$0	$19,207
Pre-tax Margin	21%			20%
+ Adj. interest exp.				576
+ Adj. depr. and amort.				9,924
= Adj. EBITDA				$29,706
Adj. EBITDA Margin				31%
* Includes severance of $3, software impairment of $1,284 and net realized gains of $1,949.

RECONCILIATION OF AS REPORTED TO AS ADJUSTED FINANCIAL RESULTS FOR RISK AND FRAUD ANALYTICS GROUP

($ thousands)	2Q10 as Reported	2Q10 Adjustments*	2Q10 Reclass. of	2Q10 as Adjusted
			Equity in Earnings
			of Affiliates
Revenue	$101,292	$0	$869	$102,161
Salaries and Benefits	35,216	(7)	0	35,209
Other Operating	34,141	0	0	34,141
Depr. and Amort.	10,253	0	0	10,253
Total Operating Exp.	$79,610	$(7)	$0	$79,604
Interest Expense, Net	382	0	0	382
Other Income	869	0	(869)	0
Pre-tax Income	$22,169	$7	$0	$22,175
Pre-tax Margin	22%			22%
+ Adj. interest exp.				382
+ Adj. depr. and amort.				10,253
= Adj. EBITDA				$32,811
Adj. EBITDA Margin				32%
* Includes severance of $7.

RECONCILIATION OF AS REPORTED TO AS ADJUSTED FINANCIAL RESULTS FOR SPECIALTY FINANCE SOUTIONS GROUP

($ thousands)	3Q10 as Reported	3Q10 Adjustments*	3Q10 Reclass. of	3Q10 as Adjusted
			Equity in Earnings
			of Affiliates
Revenue	$82,171	$0	$1,867	$84,038
Salaries and Benefits	18,011	(199)	0	17,811
Other Operating	45,153	0	0	45,153
Depr. and Amort.	3,075	0	0	3,075
Total Operating Exp.	$66,239	$(199)	$0	$66,040
Interest Expense, Net	16	0	0	16
Other Income	1,867	0	(1,867)	0
Pre-tax Income	$17,782	$199	$0	$17,982
Pre-tax Margin	22%			21%
+ Adj. interest exp.				16
+ Adj. depr. and amort.				3,075
= Adj. EBITDA				$21,073
Adj. EBITDA Margin				25%
* Includes severance of $199.

($ thousands)	3Q09 as Reported	3Q09 Adjustments*	3Q09 Reclass. of	3Q09 as Adjusted
			Equity in Earnings
			of Affiliates
Revenue	$71,495	$0	$2,179	$73,674
Salaries and Benefits	19,384	(682)	0	18,702
Other Operating	35,774	0	0	35,774
Depr. and Amort.	3,173	0	0	3,173
Total Operating Exp.	$58,331	$(682)	$0	$57,649
Interest Expense, Net	0	0	0	0
Other Income	1,440	740	(2,179)	1
Pre-tax Income	$14,605	$1,422	$0	$16,026
Pre-tax Margin	20%			22%
+ Adj. interest exp.				0
+ Adj. depr. and amort.				3,173
= Adj. EBITDA				$19,200
Adj. EBITDA Margin				26%
* Includes severance of $682 and net realized investment losses of $740.

RECONCILIATION OF AS REPORTED TO AS ADJUSTED FINANCIAL RESULTS FOR SPECIALTY FINANCE SOUTIONS GROUP

($ thousands)	2Q10 as Reported	2Q10 Adjustments*	2Q10 Reclass. of	2Q10 as Adjusted
			Equity in Earnings
			of Affiliates
Revenue	$77,039	$0	$627	$77,666
Salaries and Benefits	18,024	(128)	0	17,896
Other Operating	43,612	0	0	43,612
Depr. and Amort.	2,996	0	0	2,996
Total Operating Exp.	$64,632	$(128)	$0	$64,504
Interest Expense, Net	22	0	0	22
Other Income	627	0	(627)	0
Pre-tax Income	$13,012	$128	$0	$13,140
Pre-tax Margin	17%			17%
+ Adj. interest exp.				22
+ Adj. depr. and amort.				2,996
= Adj. EBITDA				$16,158
Adj. EBITDA Margin				21%
* Includes severance of $128.